UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2010

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

          On August 9, 2010, Investors Title Company (the “Company”) entered into an Amended and Restated Rights Agreement with First-Citizens Bank & Trust Company (d/b/a First Shareholder Services), as rights agent (“First-Citizens” or the “Rights Agent”), that effects certain amendments to the Rights Agreement dated as of November 12, 2002 between the Company and Central Carolina Bank, a division of National Bank of Commerce, relating to the Company’s Rights to Purchase Series A Junior Participating Preferred Stock.  In addition to appointing First-Citizens as the new Rights Agent, the amendments add a dispute resolution mechanism for resolving any disputes between the Company and the Rights Agent and make certain conforming, technical and updating revisions, including a broadening of the definition of “beneficial ownership” to include positions in synthetic securities.

          The foregoing summary of the amendments effected by the Amended and Restated Rights Agreement is a general description only and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.03.          Material Modifications to Rights of Security Holders.

          The information set forth above under “Item 1.01.  Entry into a Material Definitive Agreement” is incorporated into this Item 3.03 by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On August 9, 2010, the Company adopted Amended and Restated By-Laws that (i) amend Section 9 of Article III to clarify that directors are to be indemnified with respect to activities in their capacities as officers, employees or agents of the Company and (ii) add a new section 10 of Article II to require advance notice of shareholder nominations and proposals.  The Amended and Restated By-laws of the Company are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit Description

3.1	Amended and Restated By-Laws of the Company

10.1	Amended and Restated Rights Agreement dated as of August 9, 2010 by and between the Company and First-Citizens Bank & Trust Company (d/b/a First Shareholder Services), as Rights Agent (incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 8-A/A (Amendment No. 1) filed on August 12, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date:	August 12, 2010	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 9, 2010	0-11774

INVESTORS TITLE COMPANY

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company

10.1

Amended and Restated Rights Agreement dated as of August 9, 2010 by and between the Company and First-Citizens Bank & Trust Company (d/b/a First Shareholder Services), as Rights Agent (incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 8-A/A (Amendment No. 1) filed on August 12, 2010)